     As filed with the Securities and Exchange Commission on September 5, 1995

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                ----------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):    September 5, 1995


                          DUKE REALTY INVESTMENTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    Indiana                          1-9044                     35-1740409
(State or other                    (Commission               (I.R.S. Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)


                       8888 Keystone Crossing, Suite 1200
                              Indianapolis, Indiana                      46240
                    (Address of principal executive offices)          (Zip Code)


     Registrant's telephone number, including area code:     (317) 574-3531


                                 NOT APPLICABLE
            (Former name or former address changed since last report)


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

     Item 5. The unaudited financial statements of Duke Realty Limited Partnership (an 84%-owned subsidiary of Duke Realty Investments, Inc.) as of June 30, 1995 and December 31, 1994 and for three months and six months ended June 30, 1995 and 1994, are being filed as an exhibit to this form.

     Item 7.   Financial Statements and Exhibits

               The following exhibit is filed with this report:

          Exhibit
          Number
          -------


               99 Unaudited financial statements of Duke Realty Limited Partnership as of June 30, 1995 and December 31, 1994 and for the three months and six months ended June 30, 1995 and 1994.


                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Duke Realty Investments, Inc.
                                                     (Registrant)


     Date:      September 5, 1995            By:    /s/  Dennis D. Oklak
                                                 -------------------------
                                                      Dennis D. Oklak
                                            Vice President and Treasurer